CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. 1

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 11/14)

Date *September 11, 2020*

This is a counter offer to the: [X] Purchase Agreement, [ ] Buyer Counter Offer No.___, or [ ] Other ________ ("Offer"), dated *September 10, 2020*, on property known as *3912 HILL ST, LOS ANGELES, CA 90037* ("Property"), between ________ ("Buyer") and *MARINA ARDON* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** *seller needs 2 phases and two weeks after closing escrow to relocate tenant permanently. First phase is to move all tenants items into storage and second phase to relocate tenant by the end of the month. In good faith seller will leave $35,000 in escrow till tenant is completely out by 10/31/2020. 2. Commision to be exactly whats on mls and item 6 to be removed. 4. Federal Escrow to be escrow 5. Title to be David Balen at Stewart.*
   D. **The following attached addenda are incorporated into this Seller Counter offer:** [ ] Addendum No. ________
   [ ] ________ [ ] ________

2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 4 (if more than one signature then, the last signature date)(or by ____ [ ] AM [ ] PM on ________ (date)) (i) it is signed in paragraph 5 by Buyer and (ii) a copy of the signed Seller Counter Offer is personally received by Seller or ________, who is authorized to receive it.
   B. OR If Seller withdraws it anytime prior to Acceptance (CAR Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this counter offer.

3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in 2A and 5. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.

4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Seller ____ 09/11/2020 ***MARINA ARDON*** Date ____
   Seller ________ Date ____

5. **ACCEPTANCE: I/WE** accept the above Seller Counter Offer **(If checked [ ] SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.
   Buyer ________ Date ____ Time ____ [ ] AM/ [ ] PM
   Buyer ________ Date ____ Time ____ [ ] AM/ [ ] PM

CONFIRMATION OF ACCEPTANCE:

(____ / ____) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Seller, or Seller's authorized agent as specified in paragraph 2A on (date) ________ at ____ [ ] AM/ [ ] PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Seller or Seller's authorized agent whether or not confirmed in this document.**

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REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020